                                  AIM ADVISOR
                            INTERNATIONAL VALUE FUND

[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                 JUNE 30, 1998

                         --------------------------------

                            AIM ADVISOR INTERNATIONAL

                                   VALUE FUND

                              For shareholders who

                            seek a high total return

                          through capital appreciation

                               and current income

                         through a diversified portfolio

                          of foreign equity securities.

                         --------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor International Value Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class B shares have been offered for less than one year (since 3/3/98), all total return figures for Class B shares reflect cumulative total return that has not been annualized.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include, but are not limited to, risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds.
o The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

      MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
             AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
  [PHOTO OF        December 31, 1997, equity markets worldwide were still shaken
  Charles T.       by the financial crisis in Asia. By June 30, 1998, the end of
    Bauer,         this six-month reporting period, most markets had recovered
  Chairman of      nicely, with domestic equities producing generous returns and
 the Board of      European markets outpacing the U.S. Only Asian markets
   THE FUND        remained in the doldrums. High-quality bonds have turned in a
 APPEARS HERE]     solid performance with generous real returns.
                        Good economic news has been arriving almost daily.
                   Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest. The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion may continue for the foreseeable future although market valuations are high compared to historical standards.
    By the close of this reporting period, markets had become less ebullient. Equities had declined slightly from the heights reached earlier in the period. Many participants in the U.S. equity markets voiced concern about prices that continued rising despite slowing earnings growth, especially for larger companies. The performance of European markets had exceeded everyone's expectations. Asia's economic woes, especially the continuing recession in Japan, which markets had shrugged off for a while, seemed more troublesome as the reporting period closed.
    In the face of such uncertainty, the best course for investors is to remain realistic. We are now in the fourth year of unprecedented market advances, with equities having the potential to produce returns above 30% again. We have never experienced this before, and it may have fostered unrealistic expectations among investors, who would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with market shifts because different asset classes and different national markets tend to move independently of one another. Your financial consultant remains your best source of information about how to allocate your investments based on your goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS

    Shortly before the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--. This transaction gives you, our shareholders, access to a greater variety of investment choices. A complete list of the funds now included in The AIM Family of Funds--Registered Trademark--appears on the back cover of this report. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio. The transaction also helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue enlarging both the scope of our fund offerings and our menu of services for our shareholders. AIM continuously reviews its products and services with a view to enhancing our ability to help shareholders meet their investment goals.

YOUR FUND MANAGERS COMMENT

    On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative. We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

                        ---------------------------------

                          A well-diversified portfolio

                            is still one of the most

                         effective tools for coping with

                              market shifts because

                           different asset classes and

                         different national markets tend

                              to move independently

                                 of one another.

                        ---------------------------------

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

EUROPEAN EQUITIES DOMINATE WORLD MARKETS

A roundtable discussion with the Fund management team for AIM Advisor International Value Fund for the six months ended June 30, 1998.
-------------------------------------------------------------------------------

Q. HOW DID AIM ADVISOR INTERNATIONAL VALUE FUND PERFORM DURING THE REPORTING PERIOD?

A. We are very pleased to report the Fund's total return was 14.74% for Class A shares and 14.33% for Class C shares for the six-month period ended June 30, 1998. Since inception on March 3, 1998, Class B shares produced a cumulative total return of 5.31%. The Fund fell just shy of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (EAFE) of foreign stocks, which returned 15.93% during the same six-month period.
        Shareholders will be pleased that the Fund's three-year performance has outpaced its indexes. The Fund's Class C shares have an average annual total return of 19.41% for the three-year period ended June 30, 1998. Comparatively, the MSCI EAFE Index returned 10.69% over the same three-year period, while the Lipper International Fund Index returned 15.12%. Considering the Fund turned three years old on May 1, this was a nice way to celebrate its birthday.

================================================================================
FUND OUTPERFORMED INDEX OVER THREE YEARS
--------------------------------------------------------------------------------

Average Annual Total Returns for period

6/30/95-6/30/98

AIM Fund Class C Shares         19.41%

Lipper International Index      15.12%

MSCI EAFE Index                 10.69%
================================================================================

Q.  WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE DURING THE PAST SIX MONTHS?

A. European stocks continued to rise dramatically as markets there comprised all of the 10 top-performing international markets during the six-month period ended June 30, 1998. Finland led the way with an astounding 65.58% return, followed by Spain with a 43.90% advance. The Fund had over 8% of its holdings in Spain as of June 30, 1998. Furthermore, all but one of the Fund's top 10 holdings were in European companies. About 75% of the portfolio was in European stocks at the end of the reporting period, and the fundamentals seem to suggest that further progress may be possible for markets in Europe.

Q.  WHICH INDUSTRY SECTORS IN EUROPE PERFORMED ESPECIALLY WELL?

A. The financial, food, and telecommunications sectors did very nicely during the first six months of 1998. The food industry was the Fund's largest single weighting at 11.40% of the portfolio. The Fund owned such European food producers and distributors as Nestle S.A., Groupe Danone, and Unilever N.V., which produced strong returns for the Fund.
        We continued to see exceptional performance in the financial sector, an ongoing trend for quite some time now. With most of the world enjoying a growing economy and stable interest rates, financial institutions have prospered. Financial companies with particularly strong fundamentals, such as HSBC Holdings PLC in the United Kingdom, Istituto Mobiliare Italiano S.p.A. in Italy, and Societe Generale in France were among the Fund's top 10 holdings. The financial sector combined to make up just over 21% of the Fund.
        Telecommunications continued its excellent investment performance during the reporting period as well. We are in the midst of a telecommunications boom as telecommunication companies are adding wireless and cellular communications and Internet connections to standard local and long-distance telephone services. In this new age of information, we don't see this trend slowing in the near term. The Fund's largest single holding, British Telecommunications PLC, has aggressively taken advantage of these new products and services. The United Kingdom was the Fund's largest country weighting with just over 19%.

Q.  IS THE WORST OVER FOR THE ASIAN ECONOMIES?

A. The long term prospects have been helped by the economic fall-out of last autumn, such as the end of "crony capitalism" in many of the Asian countries, but we remain very cautious about building up additional positions at present. It will be some time before the dynamics of the region will be where they were in the early 1990's and similar share price performances may be possible. Until we see major restructurings and greater corporate earnings, we will remain cautious in terms of weightings in Asia.

        Interestingly, we are very positive on the Australian market, which is considered part of Asia because of geography but its fundamentals seem more similar to

                      ------------------------------------

                      Our exposure to the European markets

                           provided the main impetus

                        for the Fund's performance during

                              the past six months.

                      ------------------------------------


          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 6/30/98, based on total net assets

===================================================================================================================
TOP 10 INDUSTRIES                              TOP 10 HOLDINGS                           TOP 10 COUNTRIES
-------------------------------------------------------------------------------------------------------------------
 1. British Telecommunications     3.21%       1. Foods                       11.40%     1. United Kingdom   19.18%
    PLC-ADR (United Kingdom)

 2. HSBC Holdings PLC-ADR          2.72        2. Telephone                   11.29      2. Japan             8.89
    (United Kingdom)

 3. Astra A.B.-ADR (Sweden)        2.58        3. Banks                        8.31      3. Netherlands       8.82
                                                  (Money Center)
 4. Telefonica de Espana-ADR       2.58        4. Oil                          6.58      4. Spain             8.30
    (Spain)                                       (International Integrated)

 5. Istituto Mobiliare Italiano    2.48        5. Banks (Regional)             6.56      5. Germany           8.04
    S.p.A.-ADR (Italy)

 6. Novartis A.G.-ADR              2.47        6. Health Care                  6.47      6. Australia         7.37
    (Switzerland)                                 (Drugs-Major Pharmaceutical)

 7. Societe Generale-ADR           2.47        7. Manufacturing                4.99      7. France            6.49
    (France)                                      (Diversified)

 8. Akzo Nobel N.V.-ADR            2.47        8. Electric Companies           4.30      8. Italy             5.04
    (Netherlands)

 9. Groupe Danone-ADR (France)     2.45        9. Chemicals (Diversified)      3.65      9. Switzerland       4.85

10. News Corp. Ltd.                2.43       10. Health Care                  2.43     10. Denmark           4.01
    (The)(Australia)                              (Drugs-Generic & Other)

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================

    to those in Europe. The News Corp. Ltd., led by media mogul Rupert Murdoch, is an Australian-headquartered company with operations all over the globe. It's stock performed very nicely during the reporting period and was the portfolio's 10th-largest holding as of June 30. About 10% of the portfolio was in Asia at the end of the reporting period, with three-quarters of that percentage in Australia.

Q.  WHAT ARE YOUR THOUGHTS ABOUT THE U.S.'S INTERVENTION OF THE YEN IN JUNE?

A. We believe it was a necessary move to avoid the appearance of "benign neglect" and to dampen speculative activity against the yen. U.S. intervention has been accompanied by pressure on Japan for more substantial policy reactions. Japanese authorities will now have more time to devise a concrete plan to revitalize their banking system and to implement fundamental reforms. This would be a prerequisite for economic recovery, which we expect will remain very difficult otherwise.
        With this economic environment, we continued to own only blue chip Japanese names in the Fund. These familiar names included Hitachi Ltd., Canon Inc., Fuji Photo Film, and Nintendo Co. Ltd. We had just shy of 9% of the portfolio allocated in Japan at the end of the reporting period.

Q. LATIN AMERICA STRUGGLED TREMENDOUSLY DURING THE REPORTING PERIOD. WHAT ARE YOUR THOUGHTS ABOUT THAT REGION?

A. Latin America has been unfairly treated as investors shied away from all of the smaller equity markets in the wake of the Asian crisis. Countries in this region have already implemented many of the reforms that Asia needs and are arguably on a much firmer financial footing. We were exposed to four stocks located in three Latin American countries and are optimistic for longer term performance.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A. Sticking to our conservative investment discipline, we will continue to look for quality, large-cap stocks that are undervalued or out of favor. Our country and industry weightings are purely a by-product of where we find value on a stock-by-stock basis. The largest exposures remain in the financial, telecommunications, and food and beverage sectors. We cannot find much value right now in the retail, electronic, and automobile sectors. Though Europe is likely to remain our region of concentration, if we find a stock in the Pacific Rim befitting our bottom-up analysis, we may cautiously add a position in that area.
        Additionally, the economic indicators in the U.S. remain positive, and that is generally good for markets. We remain confident that the international markets offer value at these levels, particularly relative to U.S. large cap stocks.

                    -----------------------------------------

                            We remain confident that

                            the international markets

                    offer value at these levels, particularly

                       relative to U.S. large cap stocks.

                    -----------------------------------------


          See important fund and index disclosures inside front cover.

Long-Term Performance

The chart below compares your Fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 5/1/95-6/30/98. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International EAFE Index and Lipper International Fund Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up an index, you would incur expenses that would affect the return of your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/98, including sales charges
================================================================================
CLASS C SHARES

Inception (5/1/95)     19.11%
1 Year                 11.72

CLASS A SHARES

Inception (12/31/96)   15.11%
1 Year                  7.33

CLASS B SHARES

Inception (3/3/98)      0.31*

*Total return provided is cumulative total return that has not been annualized
================================================================================
GROWTH OF A $10,000 INVESTMENT
================================================================================
Date      AIM Advisor International Value  Lipper International   EAFE Index &
             Fund - Class C Shares              Index Fund       Net Dividends
--------------------------------------------------------------------------------
                                  In thousands
5/1/95             $10,000.00                  $10,000.00         $10,000.00
6/30/95            $10,215.00                  $10,137.00         $ 9,708.00
9/30/95            $10,560.00                  $10,689.00         $10,112.00
12/31/95           $11,128.00                  $10,883.00         $10,522.00
3/31/96            $11,690.00                  $11,362.00         $10,826.00
6/30/96            $12,069.00                  $11,828.00         $10,997.00
9/30/96            $12,299.00                  $11,838.00         $10,983.00
12/31/96           $13,463.00                  $12,453.00         $11,158.00
3/31/97            $13,523.00                  $12,766.00         $10,983.00
6/30/97            $15,428.00                  $14,194.00         $12,409.00
9/30/97            $15,282.00                  $14,462.00         $12,321.00
12/31/97           $15,210.00                  $13,358.00         $11,356.00
3/31/98            $17,380.00                  $15,347.00         $13,027.00
6/31/98            $17,390.00                  $15,467.00         $13,165.00
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class C shares will differ from that of Class A and Class B shares due to differing fees and expenses. For Fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS-94.20%

ARGENTINA-1.34%

YPF Sociedad Anonima-ADR
  (Oil-International Integrated)         60,000   $  1,803,750
--------------------------------------------------------------

AUSTRALIA-7.37%

Amcor Ltd.-ADR (Containers &
  Packaging-Paper)                      120,000      2,070,000
--------------------------------------------------------------
National Australia Bank Ltd.-ADR
  (Banks-Regional)                       45,000      2,972,812
--------------------------------------------------------------
News Corp. Ltd. (The)
  (Publishing-Newspapers)               400,000      3,274,176
--------------------------------------------------------------
Rio Tinto Ltd.-ADR (Metals Mining)       34,000      1,616,979
--------------------------------------------------------------
                                                     9,933,967
--------------------------------------------------------------

BRAZIL-0.64%

Telecomunicacoes Brasileiras
  S.A.-ADR (Telephone)                    8,000        873,500
--------------------------------------------------------------

DENMARK-4.01%

Den Danske Bank-ADR (Banks-Money
  Center)                                25,000      2,999,120
--------------------------------------------------------------
Novo Nordisk A.S.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      35,000      2,408,436
--------------------------------------------------------------
                                                     5,407,556
--------------------------------------------------------------

FRANCE-6.49%

Elf Aquitaine S.A.-ADR
  (Oil-International Integrated)         30,000      2,130,000
--------------------------------------------------------------
Groupe Danone-ADR (Foods)                60,000      3,300,000
--------------------------------------------------------------
Societe Generale-ADR (Banks-Major
  Regional)                              80,000      3,326,480
--------------------------------------------------------------
                                                     8,756,480
--------------------------------------------------------------

GERMANY-8.04%

BASF A.G.-ADR
  (Chemicals-Diversified)                60,000      2,850,360
--------------------------------------------------------------
Bayer A.G.-ADR
  (Chemicals-Diversified)                40,000      2,069,764
--------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks-Money
  Center)                                35,000      2,958,946
--------------------------------------------------------------
RWE A.G.-ADR
  (Manufacturing-Diversified)            50,000      2,958,390
--------------------------------------------------------------
                                                    10,837,460
--------------------------------------------------------------

HONG KONG-1.63%

Sun Hung Kai Properties Ltd.-ADR
  (Real Estate Investment Trust)        250,000      1,061,476
--------------------------------------------------------------
Swire Pacific Ltd.-ADR
  (Manufacturing-Diversified)           300,000      1,132,440
--------------------------------------------------------------
                                                     2,193,916
--------------------------------------------------------------

ITALY-5.04%

ENI S.p.A-ADR. (Oil-International
  Integrated)                             8,000        520,000
--------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A.-ADR (Banks-Regional)            70,000      3,338,125
--------------------------------------------------------------
Telecom Italia S.p.A.-ADR
  (Telephone)                            40,000      2,940,000
--------------------------------------------------------------
                                                     6,798,125
--------------------------------------------------------------

JAPAN-8.89%

Canon, Inc.-ADR (Office Equipment &
  Supplies)                              75,000      1,715,626
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Dai Nippon Printing Co., Ltd.-ADR
  (Specialty Printing)                   11,000   $  1,755,592
--------------------------------------------------------------
Fuji Photo Film-ADR
  (Photography/Imaging)                  50,000      1,728,125
--------------------------------------------------------------
Hitachi Ltd.-ADR
  (Manufacturing-Diversified)            17,000      1,096,500
--------------------------------------------------------------
Kirin Brewery Co., Ltd.-ADR
  (Beverages-Alcoholic)                  23,000      2,196,500
--------------------------------------------------------------
Kyocera Corp.-ADR
  (Electronics-Component
  Distributors)                          12,000      1,166,250
--------------------------------------------------------------
Nintendo Co. Ltd. (Leisure
  Time-Products)                         25,000      2,326,549
--------------------------------------------------------------
                                                    11,985,142
--------------------------------------------------------------

MEXICO-1.53%

Cemex S.A. de C.V.-ADR (Building
  Materials)                            125,000      1,101,700
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                            20,000        961,250
--------------------------------------------------------------
                                                     2,062,950
--------------------------------------------------------------

NETHERLANDS-8.82%

Akzo Nobel N.V.-ADR (Chemicals)          30,000      3,326,250
--------------------------------------------------------------
ING Groep N.V.-ADR
  (Insurance-Life/Health)                45,000      2,941,875
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares-ADR (Oil-International
  Integrated)                            45,000      2,466,563
--------------------------------------------------------------
Unilever N.V.-New York Shares-ADR
  (Foods)                                40,000      3,157,500
--------------------------------------------------------------
                                                    11,892,188
--------------------------------------------------------------

NORWAY-1.15%

Norsk Hydro A.S.A.-ADR
  (Manufacturing-Diversified)            35,000      1,544,375
--------------------------------------------------------------

PORTUGAL-1.96%

Portugal Telecom S.A.-ADR
  (Telephone)                            50,000      2,646,875
--------------------------------------------------------------

SINGAPORE-1.17%

Development Bank of Singapore
  Ltd.-ADR (Banks-Money Center)          71,500      1,582,788
--------------------------------------------------------------

SPAIN-8.30%

Banco Santander-ADR (Banks-Regional)     50,000      2,534,375
--------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)    125,000      2,703,125
--------------------------------------------------------------
Repsol S.A.-ADR (Oil-International
  Integrated)                            45,000      2,475,000
--------------------------------------------------------------
Telefonica de Espana-ADR (Telephone)     25,000      3,476,561
--------------------------------------------------------------
                                                    11,189,061
--------------------------------------------------------------

SWEDEN-3.79%

Astra A.B.-ADR (Health
  Care-Drugs-Generic & Other)           170,000      3,485,000
--------------------------------------------------------------
Volvo A.B.-ADR (Automobiles)             55,000      1,625,938
--------------------------------------------------------------
                                                     5,110,938
--------------------------------------------------------------

SWITZERLAND-4.85%

Nestle S.A.-ADR (Foods)                  30,000      3,210,021
--------------------------------------------------------------
Novartis A.G.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      40,000      3,328,032
--------------------------------------------------------------
                                                     6,538,053
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-19.18%

Associated British Foods PLC-ADR
  (Foods)                               300,000   $  2,823,090
--------------------------------------------------------------
British Airways PLC-ADR (Airlines)       28,000      3,011,750
--------------------------------------------------------------
British Telecommunications PLC-ADR
  (Telephone)                            35,000      4,322,500
--------------------------------------------------------------
Carlton Communications PLC-ADR
  (Electrical Equipment)                 68,000      3,060,000
--------------------------------------------------------------
Glaxo Wellcome PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      50,000      2,990,625
--------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks-Money
  Center)                                15,000      3,668,415
--------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                             55,000      3,100,625
--------------------------------------------------------------
Unigate PLC (Foods)                     260,000      2,877,782
--------------------------------------------------------------
                                                    25,854,787
--------------------------------------------------------------
    Total Common Stocks (Cost
      $98,328,262)                                 127,011,911
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
REPURCHASE AGREEMENT-4.57%(a)

Dean Witter Reynolds, Inc., 6.10%,
  07/01/98(b) (Cost $6,154,799)      $6,154,799   $  6,154,799
--------------------------------------------------------------
TOTAL INVESTMENTS-98.77%                           133,166,710
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.23%                  1,652,261
--------------------------------------------------------------
NET ASSETS-100.00%                                $134,818,971
==============================================================

Notes to Schedule of Investments:

(a) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(b) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375%, due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Abbreviations

ADR-American Depositary Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $104,483,061)                              $133,166,710
---------------------------------------------------------
Foreign currencies, at value (cost $14,805)        14,924
---------------------------------------------------------
Receivables for:
  Capital stock sold                            2,128,841
---------------------------------------------------------
  Interest and dividends                          548,680
---------------------------------------------------------
Investment for deferred compensation plan           2,996
---------------------------------------------------------
    Total assets                              135,862,151
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        101,367
---------------------------------------------------------
  Deferred compensation plan                        2,996
---------------------------------------------------------
  Investments purchased                           509,318
---------------------------------------------------------
Accrued advisory fees                             107,582
---------------------------------------------------------
Accrued operating services fees                    25,051
---------------------------------------------------------
Accrued distribution fees                         290,047
---------------------------------------------------------
Accrued directors' fees and expenses                6,819
---------------------------------------------------------
    Total liabilities                           1,043,180
---------------------------------------------------------
Net assets applicable to shares outstanding  $134,818,971
=========================================================

NET ASSETS:

Class A                                      $ 17,231,114
=========================================================
Class B                                      $  2,692,275
=========================================================
Class C                                      $114,895,582
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,001,983
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     157,704
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   6,730,970
=========================================================
Class A:

  Net asset value and redemption price per
    share                                    $      17.20
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.20 divided
       by 94.50%)                            $      18.20
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      17.07
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      17.07
=========================================================


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $291,116 foreign
  withholding tax)                           $ 1,697,440
--------------------------------------------------------
Interest                                         111,176
--------------------------------------------------------
    Total investment income                    1,808,616
--------------------------------------------------------

EXPENSES:

Advisory fees                                    583,191
--------------------------------------------------------
Operating services fees                          258,932
--------------------------------------------------------
Distribution fees-Class A                         19,267
--------------------------------------------------------
Distribution fees-Class B                          2,958
--------------------------------------------------------
Distribution fees-Class C                        525,186
--------------------------------------------------------
Directors' fees                                    3,527
--------------------------------------------------------
    Total expenses                             1,393,061
--------------------------------------------------------
Less: Fees waived by advisor                     (28,458)
--------------------------------------------------------
    Net expenses                               1,364,603
--------------------------------------------------------
Net investment income                            444,013
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          877,714
--------------------------------------------------------
  Foreign currencies                             (14,919)
--------------------------------------------------------
                                                 862,795
--------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                       13,624,958
--------------------------------------------------------
  Foreign currencies                                  74
--------------------------------------------------------
                                              13,625,032
--------------------------------------------------------
    Net gain from investment securities and
       foreign currencies                     14,487,827
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $14,931,840
========================================================

                                                                               7
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

                                                                JUNE 30,     DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $    444,013   $     88,685
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                     862,795        885,467
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                          13,625,032      7,942,380
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        14,931,840      8,916,532
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                               --         (4,884)
-----------------------------------------------------------------------------------------
  Class C                                                               --        (54,101)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --        (99,400)
-----------------------------------------------------------------------------------------
  Class C                                                               --     (1,300,488)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        7,473,139      8,386,957
-----------------------------------------------------------------------------------------
  Class B                                                        2,667,507             --
-----------------------------------------------------------------------------------------
  Class C                                                        8,140,356     33,845,537
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  33,212,842     49,690,153
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          101,606,129     51,915,976
-----------------------------------------------------------------------------------------
  End of period                                               $134,818,971   $101,606,129
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $105,239,920   $ 86,958,918
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              418,269        (25,744)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                              477,146       (385,649)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          28,683,636     15,058,604
-----------------------------------------------------------------------------------------
                                                              $134,818,971   $101,606,129
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor International Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The new Class B shares commenced sales on March 3, 1998. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to U.S. or foreign tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such time. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management Limited ("IGAM") whereby AIM pays IGAM an annual rate of 0.35% of average net assets up to $50 million; 0.30% on average net assets over $50 million up to $100 million; and 0.25% on average net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the six months ended June 30, 1998, AIM was paid $237,394 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through June 30, 1998, AIM voluntarily waived operating services fees in the amount of $22,953.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through June 30, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $13,762, $2,958 and $525,186, respectively, as compensation under the Plans. During the six months ended June 30, 1998, AIM Distributors waived fees of $5,505 for the Class A shares.
  AIM Distributors received commissions of $13,349 from sales of Class A shares of the Fund during the six months ended June 30, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1998, AIM Distributors received commissions of $31,713 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.
  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $100 million, the Fund's expenses shall not exceed 1.80% for Class A and 2.45% for Class C; on the next $400 million of net assets, expenses shall not exceed 1.75% for Class A and 2.40% for Class C; on the next $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C.
  During the six months ended June 30, 1998, the Fund paid legal fees of $1,127 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $15,851,434 and $2,487,680, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $34,970,995
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (6,287,346)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $28,683,649
=========================================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 5-CAPITAL STOCK*

Changes in the Fund's capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                                                      JUNE 30,                   DECEMBER 31,
                                                                        1998                         1997
                                                              -------------------------   --------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   ------------
Sold:
  Class A                                                        607,075     10,131,280       638,784   $  9,521,875
-------------------------------------                         ----------   ------------   -----------   ------------
  Class B**                                                      158,612      2,682,836            --             --
-------------------------------------                         ----------   ------------   -----------   ------------
  Class C                                                      1,106,572     18,229,264     3,118,584     44,774,893
-------------------------------------                         ----------   ------------   -----------   ------------
Issued as reinvestment of dividends:
  Class A                                                             --             --         5,815         92,368
-------------------------------------                         ----------   ------------   -----------   ------------
  Class C                                                             --             --        59,331        998,719
-------------------------------------                         ----------   ------------   -----------   ------------
Reacquired:
  Class A                                                       (168,559)    (2,658,141)      (81,132)    (1,227,286)
-------------------------------------                         ----------   ------------   -----------   ------------
  Class B**                                                         (908)       (15,329)           --             --
-------------------------------------                         ----------   ------------   -----------   ------------
  Class C                                                       (615,346)   (10,088,908)     (806,643)   (11,928,075)
-------------------------------------                         ----------   ------------   -----------   ------------
                                                               1,087,446     18,281,002     2,934,739   $ 42,232,494
=====================================                         ==========   ============   ===========   ============

  * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
 ** Class B Shares commenced sales on March 3, 1998.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through June 30, 1998 and for a share of Class C capital stock outstanding during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997 and the period May 1, 1995 (date operations commenced) through December 31, 1995.

                                                                       CLASS A(a)                  CLASS B
                                                              -----------------------------       ----------
                                                               JUNE 30,        DECEMBER 31,        JUNE 30,
                                                                 1998            1997(b)             1998
                                                              ----------       ------------       ----------
Net asset value, beginning of period                          $    14.99        $    13.42        $    16.21
------------------------------------------------------------  ----------        ----------        ----------
Income from investment operations:
  Net investment income                                             0.12(c)           0.17(c)           0.04(c)
------------------------------------------------------------  ----------        ----------        ----------
  Net gains on securities (both realized and unrealized)            2.09              1.69              0.82
------------------------------------------------------------  ----------        ----------        ----------
    Total from investment operations                                2.21              1.86              0.86
------------------------------------------------------------  ----------        ----------        ----------
Less distributions:
  Dividends from net investment income                                --             (0.07)               --
------------------------------------------------------------  ----------        ----------        ----------
  Distributions from net realized gains                               --             (0.22)               --
------------------------------------------------------------  ----------        ----------        ----------
    Total distributions                                               --             (0.29)               --
------------------------------------------------------------  ----------        ----------        ----------
Net asset value, end of period                                $    17.20        $    14.99        $    17.07
============================================================  ==========        ==========        ==========
Total return(d)                                                    14.74%            13.84%             5.31%
============================================================  ==========        ==========        ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   17,231        $    8,444        $    2,692
============================================================  ==========        ==========        ==========
Ratio of expenses to average net assets(e)                          1.66%(f)          1.71%             2.41%(f)
============================================================  ==========        ==========        ==========
Ratio of net investment income to average net assets(g)             1.44%(f)          0.83%             0.69%(f)
============================================================  ==========        ==========        ==========
Portfolio turnover rate                                                2%                9%                2%
============================================================  ==========        ==========        ==========
Average brokerage commission rate(h)                          $   0.0470        $   0.0507        $   0.0470
============================================================  ==========        ==========        ==========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.80% (annualized) and 1.81% for 1998-1997 for Class A and 2.45% (annualized) for 1998 for Class B.
(f) Ratios are annualized and based on average net assets of $11,100,683 and $899,661 for Class A and Class B, respectively.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.30% (annualized) and 0.73% for 1998-1997 for Class A and 0.65% (annualized) for 1998 for Class B.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                                                                                  CLASS C(a)
                                                              --------------------------------------------------
                                                                                        DECEMBER 31,
                                                              JUNE 30,      ------------------------------------
                                                                1998        1997(b)         1996          1995
                                                              --------      --------      --------      --------
Net asset value, beginning of period                          $ 14.93       $  13.42      $  11.13      $  10.00
------------------------------------------------------------  --------      --------      --------      --------
Income from investment operations:
  Net investment income (loss)                                   0.05           0.01(c)      (0.01)           --
------------------------------------------------------------  --------      --------      --------      --------
  Net gains on securities (both realized and unrealized)         2.09           1.73          2.34          1.13
------------------------------------------------------------  --------      --------      --------      --------
    Total from investment operations                             2.14           1.74          2.33          1.13
------------------------------------------------------------  --------      --------      --------      --------
Less distributions:
  Dividends from net investment income                             --          (0.01)           --            --
------------------------------------------------------------  --------      --------      --------      --------
  Distributions from net realized gains                            --          (0.22)        (0.04)           --
------------------------------------------------------------  --------      --------      --------      --------
    Total distributions                                            --          (0.23)        (0.04)           --
------------------------------------------------------------  --------      --------      --------      --------
Net asset value, end of period                                $  17.07      $  14.93      $  13.42      $  11.13
============================================================  ========      ========      ========      ========
Total return(d)                                                  14.33%        12.98%        20.99%        11.28%
============================================================  ========      ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $114,896      $ 93,162      $ 51,916      $  9,467
============================================================  ========      ========      ========      ========
Ratio of expenses to average net assets(e)                        2.41%(f)      2.46%         2.50%         2.50%(g)
============================================================  ========      ========      ========      ========
Ratio of net investment income (loss) to average net
  assets(h)                                                       0.69%(f)      0.08%        (0.16)%        0.03%(g)
============================================================  ========      ========      ========      ========
Portfolio turnover rate                                              2%            9%            5%            2%
============================================================  ========      ========      ========      ========
Average brokerage commission rate(i)                          $ 0.0470      $ 0.0507      $ 0.0602           N/A
============================================================  ========      ========      ========      ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.45% (annualized) for 1998.
(f) Ratios are annualized and based on average net assets of $105,907,713.
(g) Annualized
(h) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.65% (annualized) for 1998.
(i) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                            Directors & Officers


BOARD OF DIRECTORS                                OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                         11 Greenway Plaza
Chairman                                          Chairman                                 Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                           A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer      11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                                Carol F. Relihan                         Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                               SUB-ADVISOR
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                    INVESCO Global Asset Management Limited
                                                                                           12 Bermudian Rd., 3rd Floor
Edward K. Dunn Jr.                                Dana R. Sutton                           P.O. Box HM66
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer   Hamilton, HM AX, Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley                          TRANSFER AGENT
President, Mercantile Bankshares                  Vice President
                                                                                           A I M Fund Services, Inc.
Jack Fields                                       Stuart W. Coco                           P.O. Box 4739
Chief Executive Officer                           Vice President                           Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                   Melville B. Cox                          CUSTODIAN
of the U.S. House of Representatives              Vice President
                                                                                           State Street Bank and Trust Company
Carl Frischling                                   Karen Dunn Kelley                        225 Franklin Street
Partner                                           Vice President                           Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                  Jonathan C. Schoolar                     COUNSEL TO THE FUND
Robert H. Graham                                  Vice President
President and Chief Executive Officer                                                      Ballard Spahr
A I M Management Group Inc.                       Renee A. Friedli                         Andrews & Ingersoll, LLP
                                                  Assistant Secretary                      1735 Market Street
Lewis F. Pennock                                                                           Philadelphia, PA 19103
Attorney                                          P. Michelle Grace
                                                  Assistant Secretary                      COUNSEL TO THE DIRECTORS
Ian W. Robinson
Consultant; Formerly Executive                    Jeffrey H. Kupor                         Kramer, Levin, Naftalis & Frankel
Vice President and                                Assistant Secretary                      919 Third Avenue
Chief Financial Officer                                                                    New York, NY 10022
Bell Atlantic Management                          Nancy L. Martin
Services, Inc.                                    Assistant Secretary                      DISTRIBUTOR

Louis S. Sklar                                    Ofelia M. Mayo                           A I M Distributors, Inc.
Executive Vice President                          Assistant Secretary                      11 Greenway Plaza
Hines Interests                                                                            Suite 100
Limited Partnership                               Lisa A. Moss                             Houston, TX 77046
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer


                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                      GROWTH FUNDS                                      INTERNATIONAL GROWTH FUNDS

                      AIM Aggressive Growth Fund(1)                     AIM Advisor International Value Fund
                      AIM Blue Chip Fund                                AIM Asian Growth Fund
                      AIM Capital Development Fund                      AIM Developing Markets Fund(2)
                      AIM Constellation Fund                            AIM Emerging Markets Fund(2)
                      AIM Mid Cap Growth Fund(2)                        AIM Europe Growth Fund(2)
                      AIM Select Growth Fund(3)                         AIM European Development Fund
    [PHOTO OF         AIM Small Cap Equity Fund(2)                      AIM International Equity Fund
11 GREENWAY PLAZA     AIM Small Cap Opportunities Fund                  AIM International Growth Fund(2)
  APPEARS HERE]       AIM Value Fund                                    AIM Japan Growth Fund(2)
                      AIM Weingarten Fund                               AIM Latin American Growth Fund(2)
                                                                        AIM New Pacific Growth Fund(2)
                      GROWTH & INCOME FUNDS
                                                                        GLOBAL GROWTH FUNDS
                      AIM Advisor Flex Fund
                      AIM Advisor Large Cap Value Fund                  AIM Global Aggressive Growth Fund
                      AIM Advisor MultiFlex Fund                        AIM Global Growth Fund
                      AIM Advisor Real Estate Fund                      AIM Worldwide Growth Fund(2)
                      AIM America Value Fund(2)
                      AIM Balanced Fund                                 GLOBAL GROWTH & INCOME FUNDS
                      AIM Charter Fund
                                                                        AIM Global Growth & Income Fund(2)
                      INCOME FUNDS                                      AIM Global Utilities Fund

                      AIM Floating Rate Fund(2)                         GLOBAL INCOME FUNDS
                      AIM High Yield Fund
                      AIM Income Fund                                   AIM Global Government Income Fund(2)
                      AIM Intermediate Government Fund                  AIM Global High Income Fund(2)
                      AIM Limited Maturity Treasury Fund                AIM Global Income Fund
                                                                        AIM Strategic Income Fund(2)
                      TAX-FREE INCOME FUNDS
                                                                        THEME FUNDS
                      AIM High Income Municipal Fund
                      AIM Municipal Bond Fund                           AIM Global Consumer Products and Services Fund(2)
                      AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Financial Services Fund(2)
                      AIM Tax-Free Intermediate Fund                    AIM Global Health Care Fund(2)
                                                                        AIM Global Infrastructure Fund(2)
                      MONEY MARKET FUNDS                                AIM Global Resources Fund(2)
                                                                        AIM Global Telecommunications Fund(2)
                      AIM Dollar Fund(2)                                AIM New Dimension Fund(2)
                      AIM Money Market Fund
                      AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund was closed to new investors on June 5, 1997. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $101 billion in assets for more than 5.2 million shareholders, including individual investors, corporate clients, and financial institutions, as of June 30, 1998. The AIM Family of Funds--Registered Trademark--is distributed nationwide, and AIM today is the ninth-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.

    INVEST WITH DISCIPLINE-SM-